PEOPLES ENERGY®

# Forward-Looking Information

In our presentation today, we will be making some forward-looking statements such as business plans and expectations for future development and earnings growth. Actual results could differ materially from such expectations because of many uncertainties, some of which are listed in the written materials provided to you or in the Company's filings with the Securities and Exchange Commission.

# Strategic Overview

# *Business Units*

*Capital and Equity Investments @ 6/30/03*
*(excludes corporate and other)*


Oil and Gas Production
$282MM
Midstream Services
Retail Energy Services
Power Generation
$127MM
Gas Distribution
$1,546MM

**Delivering Value: Building and Enhancing Assets**

# Business Mix

## Operating Income*


25%
75%
FY 1998
FY 2003E
Diversified Businesses
Gas Distribution

## Capital & Equity Investments


20%
80%
at 9/30/98
at 6/30/03
Diversified Businesses
Gas Distribution

*Includes allocation of corporate and other

# Financial Performance (1998-2003E)

*Fiscal Year*


Earnings & Dividends Per Share
$3.25
$2.50
$1.75
$1.00
$0.25
$2.25
$2.52
$2.34
$2.74
$2.51
$2.85-$2.95
1998
1999
2000
2001
2002
2003E
Dividends per share

- 5% EPS growth
- 2% dividend growth
- 11.4% average return on year-end equity
- 53% total debt/total debt plus equity at 9/30/03
- Growing cash flow from operations

# *Diversified Energy Portfolio - Operating Results*

PEOPLES ENERGY

*Manage Risk and Deliver Results*

*Fiscal Year (excludes corporate and other)*



Millions
$60
$40
$20
$0
1998
1999
2000
2001
2002
2003E

- $60MM in FY 2003 operating income
- $400MM of capital and equity investments
- Target 10-15% long-term growth

**Proven Track Record of Successfully Growing Diversified Energy Businesses**

# Financial Objectives and Strategy

**Financial Objectives**

- 5% long-term earnings growth
- Strong balance sheet (target 50-55% total debt)
- Good returns on capital
- Solid and growing dividend

**Strategy**

- Enhance and expand core gas distribution business
- Continue to build diversified energy businesses to augment growth
- Manage and mitigate risk in all businesses

**Consistent Long-Term Strategy**

# Business Unit Overview


Oil and Gas Production
Midstream Services
Retail Energy Services
Power Generation
Gas Distribution

# Gas Distribution


North Shore Gas Service Territory
Lake Michigan
Peoples Gas Service Territory

- Core business serving 1MM customers in Chicago metropolitan market
- Solid and consistent cash flows and returns
  - Cash flow covers maintenance capital and common stock dividend
  - 11-12% ROE
- FY 2004 - Key Objectives
  - Continue efficiency gains
  - Continue aggressive credit and collection initiatives
  - Develop new revenue sources
  - Position to expand the business

# Gas Distribution - Improving Efficiency

Employees (includes corporate support)


3000
2800
2600
2400
2200
2000
1998
1999
2000
2001
2002
2003E
2004E
Fiscal Year End

Capital Spending (Millions)


$150
$125
$100
$75
$50
1998
1999
2000
2001
2002
2003E
2004E
Fiscal Year

# *Gas Distribution - Regulatory Environment*

- No rate case requirement, no annual review
  - Allowed ROE - (11.1% PGL, 11.3% NS)
  - No rate case since 1995
- Complete gas unbundling approved
  - No loss of margin
- Recovery of environmental costs
- Timely gas cost recovery via Purchased Gas Adjustment
  - Annual reconciliation proceedings
  - FY2001 case ongoing

# Gas Distribution - Bad Debt Expense


Millions
$50
$40
$30
$20
$10
$0
2000
2001
2002
2003E

## *Revenue Assurance Strategy*

- Customer enrollment
  - Deposit scoring
  - Payment arrangements
- Multiple payment options
- Collections
  - Behavioral scoring
  - Credit reporting
  - Collection agencies
- Gas supply hedging program
- Government assistance programs

# Midstream Services


PGL Chicago Hub
NGPL
NICOR
PERC NGL Peaking
Guardian
Alliance
Northern Border
ANR
Midwestern
Mahomet Pipeline
Trunkline

- Exploits strategic Midwest location and optimizes existing gas infrastructure
- Future growth is driven by wholesale marketing and asset management activities
- FY 2004 - Key Objectives
  - Position to accelerate growth
  - Continue expanding footprint in the upper Midwest marketplace

# Retail Energy Services



- Leveraging Peoples Energy brand regionally
  - Targeting commodity sales to small C&I customers
  - Preferred natural gas supplier for the State of Illinois and multiple trade organizations
- FY 2004 - Key Objectives
  - Continued growth in customers and volumes
  - Expand regional footprint in a controlled manner
  - Maintain high customer retention rates of 90+%

# Power Generation



- Successfully developed two plants in Illinois
  - Elwood, SCEP (805 net MW)
  - No merchant or fuel price risk
- FY 2004 - Key Objectives
  - Transition to site development business model
  - Finalize Valencia project
  - Continue COB / Caliente site development
  - Identify new sites
  - Manage Aquila risk

# Oil and Gas Production



- Excellent hedge to gas distribution business
- Successful, lower risk business model
  - Acquire and exploit strategy
  - Complementary drilling program (85-90% drilling success rate)
  - Achieved up to 300% in production growth from prior acquisitions
- FY 2004 - Key Objectives
  - $60MM capital plan
  - 10-20% production growth
  - Diversify operations into other region(s) as opportunities permit

# Oil and Gas Production - Drilling & Exploitation Success

*Fiscal Year*

| | 2001 | 2002 | 2003E |
|---|---|---|---|
| Wells Drilled | 27 | 23 | 46 |
| Success Rate | 89% | 91% | 85% |
| Reserves Added (BCFE) | 9 | 15 | 25-30 |
| Reserves Developed (BCFE) | 14 | 21 | 30-35 |
| Capital ($MM) | $24 | $32 | $55 |
| Reserve Replacement Ratio | 57% | 78% | 100-115% |

# Oil & Gas Production

*Proved Reserves*


BCFE
180
160
140
120
100
80
60
40
20
0
1998
1999
2000
2001
2002
2003E
Operated
Non-Operated

*Average Net Daily Production*


MMCFED
75
60
45
30
15
0
1998
1999
2000
2001
2002
2003E
Operated
Non-Operated

**Strong growth in reserves and production**

# Financial Update

# FY 2003 Recap

- Earnings expected to exceed original expectations
- Dividend increased to $2.12 per share
- Credit rating metrics continue to strengthen
- Strong growth in contribution from diversified energy businesses
- Improved return on equity to 12%

# EPS Outlook

*Fiscal Year*


$3.00
$2.50
$2.00
$1.50
$1.00
$2.34
$2.74
$2.51
2000
2001
2002
2003E
2004E

## FY 2004 Outlook

- EPS range of $2.70-$2.85 per share
- Return to normal weather and higher pension expense
- Higher operating results from diversified energy businesses
- Assumes average NYMEX price - $5.00 per MMBTU
- Higher shares outstanding

## *FY 2004 Outlook*

| | EPS Impact |
|---|---|
| FY 2003 EPS Outlook | $2.85-$2.95 |
| | |
| Key Variables: | |
| Normal weather | (.08-.10) |
| Higher pension expense | (.18-.22) |
| Lower bad debt expense | .05-.07 |
| Growth from diversified energy businesses | .10-.20 |
| Lower corporate costs | .07-.10 |
| Higher shares outstanding | (.05-.10) |
| | |
| FY 2004 EPS Outlook | $2.70-$2.85 |

# Gas Distribution - Operating Income


Millions
$200
$150
$100
$50
$0
2000
2001
2002
2003E
2004E
Per cent colder (warmer) than normal
(14%)
4%
(12%)
3%
0%

## FY 2004 Outlook

- Normal weather (100 DD change = $3.0MM)
- Provision for uncollectibles 2.5% of revenues ~$40MM
- 245 BCF of normalized sales
- Increased pension expense ~$10MM

**Consistent and Stable Income and Cash Flow**

# *Consolidated - Pension Expense (Credit) ($MM)*

*Fiscal Year*

| | 2001 | 2002 | 2003E | 2004E |
|---|---|---|---|---|
| Key Assumptions | | | | |
| Discount Rate | 8.25% | 8.00% | 7.50% | 6.00% |
| Return on Assets | 9.00% | 9.00% | 9.00% | 8.75% |
| Net Pension Expense (Credit) | $(45.0) | $(23.2) | $(1.0-2.0) | $11.0-13.0 |
| At June 30, 2003 | | | | |
| Surplus (Deficit) | $180 | $75 | $(17) | $(10) |
| Cash Contribution | $0 | $0 | $0 | $0 |

# Gas Distribution - Bad Debt Expense

Millions


$50
$40
$30
$20
$10
$0
2000
2001
2002
2003E
2004E

| | 2000 | 2001 | 2002 | 2003E | 2004E |
|---|---|---|---|---|---|
| Per cent of revenue | 1.8% | 2.2% | 4.2% | 2.8% | 2.5% |
| Revenue | $1.1B | $1.8B | $1.0B | $1.5B | $1.6B |

- Higher FY 2001-2003 experience reflects high gas prices, carryover from winter FY 2000-2001 price shock
- We are aggressively addressing this issue

# Gas Distribution - O&M Expenses

*Fiscal Year*


Millions
$250
$200
$150
$100
1999
2000
2001
2002
2003E
2004E
Total O&M expenses
Excludes pension expense (credits), bad debt and mercury program

# Midwest Based Energy Businesses - Operating Income


Millions
$40
$30
$20
$10
$0
2000
2001
2002*
2003E*
2004E*

*Reflects $16.5MM cost impact of project financing

## FY 2004 Outlook

- 10-15% long-term growth targeted
- Finalize Valencia development
- Ongoing growth in Midstream and Retail
- Continued strong risk management focus

# *Oil & Gas Production – Operating Income*

PEOPLES ENERGY

*Manage Risk and Deliver Results*



Millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
-$5
2000
2001
2002
2003E
2004E
Operating Income
Equity Investment Income

## FY 2004 Outlook

- Assumes 10-20% increase in production
- $60MM capital program - combination of acquisitions and drilling
- Key assumptions
  - Average NYMEX price - $5.00 per MMBTU
  - DD&A - $1.65-$1.70 /MCFE
  - LOE - $0.30-$0.32 /MCFE
- Gas price sensitivity - $0.25 per MMBTU = $3.8MM

# Oil & Gas Production - FY 2004 Hedge Position

PEOPLES ENERGY

*Manage Risk and Deliver Results*

| | Volume Hedged (MMBTU)/(MBO) | Wtd. Avg. Prices ($/MMBTU)/($/BBL) |
|---|---|---|
| Gas [1] | | |
| Swaps (57%) | 9,148 | $3.56 |
| Collars (43%) | 6,995 | $3.80 - $5.82 |
| | 16,103 [2] | $3.66 - $4.54 |
| Oil [1] | | |
| Swaps | 291 [2] | $24.79 |

(1) As of September 30, 2003

(2) Approximately 60% assuming 10% growth in production

# Financial Overview - Capital Spending

*Fiscal Year*


Millions
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003E
2004E
Other
Oil & Gas
Power Generation
Gas Distribution

## FY 2004 Outlook

- Reflects maintenance level in Gas Distribution
- Site development model for Power Generation - limited plant investment
- Budgeted lower Oil & Gas acquisition expenditures
- Limited capital requirements in Midstream and Retail

# Financial Overview - Capital Structure

PEOPLES ENERGY

*Manage Risk and Deliver Results*

*Fiscal Year End*



Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
56%
61%
54%
53%
50%-55%
44%
39%
46%
47%
45%-50%
2000
2001
2002
2003E
2004E
ROE 11% 12% 11% 12% 12%
Total Debt
Common Stockholders' Equity

- Continued strong balance sheet, cash flow and credit ratings
- No new borrowing anticipated
  - Complete continuous equity program
- 80% fixed-rate debt at 9/30/03
- No maturities until 2008
- Interest expense assumed flat

# Recap

# Drivers of Long-Term Earnings Growth

- Improved operating efficiencies and asset utilization in all businesses
  - Lower G&A costs
  - Expanded use of new technologies
  - Lower bad debt expense (gas distribution)
  - New products and services (gas distribution, midstream, retail)
- Growth in diversified energy businesses
  - Approximately $50MM of cash generated per year for growth investments
- Potential strategic acquisitions and/or combinations to add scale in core utility business

# Key Investment Considerations

- Core utility business augmented by diversified growth
- Consistent, low-risk earnings growth
- Sustained dividend growth / attractive yield
- Strong balance sheet and liquidity
- Accounting clarity / strong corporate governance

# "Manage Risk and Deliver Results"
# Q&A

# Appendix

# "Manage Risk and Deliver Results"

# Strategic Assets


Chicago
SCEP
Elwood
Manlove

- 6,000 mile gas distribution system
- Manlove storage complex
- 2 BCF/d transmission pipeline
- 1,400 MW Elwood peaking facility (50% ownership)
- 350 MW SCEP peaking facility (30% ownership)
- 200,000 MMBTU/d NGL peaking facility
- 175-180 BCFE of proved oil and gas reserves as of 9/30/03E

# Peoples' Senior Leadership Team



Tom Patrick
*Chairman, President & CEO*



Don Field
*Gas Distribution*



Bill Morrow
*Power Generation*
*Midstream Services*
*Retail Energy Services*



Steve Nance
*Oil & Gas Production*



Tom Nardi
*Chief Financial Officer*

# Gas Distribution - At a Glance


North Shore Gas
Service
Territory
Lake Michigan
Peoples Gas
Service
Territory

- Interconnected to 7 pipelines
- One million customers
- Manlove storage complex
- 2 BCF per day transmission pipeline
- 6,000 miles of gas mains
- 2,264 employees (includes corporate support)
- Union contracts expire May and July 2005
- Favorable regulatory environment

**Premium Midwestern Location and Marketplace**

# Midstream Services - At a Glance


PGL Chicago Hub
NGPL
PERC NGL Peaking
Guardian
Alliance
Northern Border
Mahomet Pipeline
NICOR
ANR
Midwestern
Trunkline

- Hub Services
  - Storage
  - 2 BCF/d Pipeline
  - 7 Pipeline Interconnects
- PERC NGL Peaking Plant
- Wholesale marketing and asset management activities
- Contractual Assets
  - 250,000 Dth/d pipeline transportation
  - 6 BCF Storage

# Retail Energy Services - At a Glance



- Regional sales focus within Illinois
- Leveraging Peoples Energy brand emphasizing reliable and reputable service
- Gas & electric customers (at 6/30/03) — 18,175
- Gas & electric volumes (nine-months ended 6/30/03 ) — 36 BCF and 656 MWH
- 59 employees

# Power Generation - At a Glance

PEOPLES ENERGY

*Manage Risk and Deliver Results*


Elwood

**The Elwood Plant**

- At 1,400MW, one of the largest peaking facilities in the U.S.
- 50 / 50 venture between Peoples and Dominion
- Mitigated fuel price and offtake risk through long-term contracts with Exelon & Aquila (exp. 2012 & 2017)
- Successful non-recourse financing
- Leveraged site development
- Midstream business provides fuel management


SCEP

**Southeast Chicago Energy Plant**

- Achieved commercial operation in July 2002
- 350MW gas-fired peaking facility
- Peoples is a 30% JV partner with Exelon
- Exelon is power offtake customer under a 20-yr agreement
- Leveraged site development
- Midstream business provides fuel management

# Power Generation - Growth Opportunities

PEOPLES ENERGY

*Manage Risk and Deliver Results*


Valencia Energy Facility


COB Energy Facility

| Opportunities |
| --- |
| ◈ 2 sites in advanced stages of site development. 1 site in early stages.<br>◈ Investment limited to permitting process, options on land and water, etc.<br>◈ Valencia Energy Facility near Albuquerque, NM is strategically located in a load pocket, has received all major permits. Long-term PPA negotiations are ongoing.<br>◈ COB Energy Facility in Klamath Falls, OR is strategically located at the COB Trading Hub with access to California markets.<br>◈ Caliente Power Facility - responded to El Paso Electric's RFP for energy and capacity in 2006. |

# Oil & Gas Production – At a Glance

PEOPLES ENERGY

*Manage Risk and Deliver Results*

As of Sept. 30, 2003E


Rockies
Production 2%
Reserves 1%
San Juan Basin
Production 16%
Reserves 21%
Arkoma Basin
Production 5%
Reserves 7%
South Texas
Production 56%
Reserves 36%
Gulf Coast TX & LA
Production 21%
Reserves 35%
Core Areas
Target Areas

# Oil & Gas Production - Acquisitions

PEOPLES ENERGY
*Manage Risk and Deliver Results*



Houston
PEP Existing Properties
FY 2003 Acquisitions

- FY 2001 – Alvarado Field
  - 300% production increase
- FY 2002 – East White Point Field
  - 280% production increase
- FY 2003
  - Magnum Hunter Assets
    - $33MM
    - 11 MMCFED net production
    - 5 fields (4 operated)
  - Corpus Christi West Field
    - $9MM
    - 2.2 MMCFED net production
    - Increased ownership
    - Assumed operations

# Oil & Gas Production - FY 2003 Capital Program Summary

PEOPLES ENERGY

*Manage Risk and Deliver Results*

*Estimated year end results*

| | Exploitation Program | Acquisitions | Total |
|---|---|---|---|
| Capital ($MM) | $55 | $44 | $99 |
| Reserve Additions (BCFE) | 25-30 | 40 | 65-70 |
| Cost to Add ($/MCFE) | $1.85-$2.20 | $1.10 | $1.40-$1.50 |
| F&D Cost ($/MCFE) | $1.05-$1.15 | $1.10 | $1.10-$1.15 |
| Reserve Replacement Ratio | 100-115% | 150% | 250-270% |

# Oil & Gas Production- Margin & Key Drivers

PEOPLES ENERGY

*Manage Risk and Deliver Results*

*$/MCFE*

| | FY2001 | FY 2002 | FY 2003E |
|---|---|---|---|
| Net Realized Price | $3.37 | $3.40 | $4.12 |
| Lease Operating Expense | $0.29 | $0.29 | $0.32 |
| G&A | $0.27 | $0.44 | $0.37 |
| DD&A | $1.39 | $1.40 | $1.62 |
| Operating Income Margin* | $0.79 | $0.94 | $1.21 |

*Excluding Equity Investment Income (Loss)

# U. S. Natural Gas Reserve Position

| Rank | 1999 | 2000 | 2001 | 2002 | 2003 Projection |
|---|---|---|---|---|---|
| 1 | ExxonMobil | BP PLC | ExxonMobil | ExxonMobil | |
| 2 | BP Amoco | ExxonMobil | ChevronTexaco | ConocoPhillips | |
| 5 | Texaco | El Paso | El Paso | Burlington Res | |
| 10 | Anadarko | Devon Energy | DevonEnergy | Williams | |
| • | Louis Dreyfus | Louis Dreyfus | Chesapeake | Pioneer | |
| • | Cabot Oil & Gas | Cabot Oil & Gas | Newfield | Pogo | |
| • | MCNIC Oil & Gas | Tom Brown | Tom Brown | Range Resources | |
| • | Forest Oil | Range Resources | EEX | Belden & Blake | |
| • | Belco | Belden & Blake | Fidelity | 3TEC Energy | |
| 59 | ONEOK | Gothic Energy | Unit | KCS Energy | **Peoples Energy** |
| 60 | Stone Energy | Stone Energy | Helmerich & Payne | Spinnaker | |
| **66** | Montana Power | Chieftain | Matador | **Peoples Energy** | |
| 70 | CMS Oil & Gas | KCS Energy | Petr Development | | |
| 72 | Quicksilver | Penn Virginia | **Peoples Energy** | | |
| 75 | Unit | Spinnaker | | | |
| 80 | Nuevo Energy | Callon | | | |
| 90 | TransTexas Gas | Mallon Res | | | |
| 100 | Brigham Expl | CMS Oil & Gas | | | |
| **108** | Petsec Energy | **Peoples Energy** | | | |
| 113 | Wiser Oil | | | | |
| **117** | **Peoples Energy** | | | | |

Source: Oil & Gas Journal & Company Projection

# Gas Distribution - Aging of Accounts Receivable ($MM)

PEOPLES ENERGY
*Manage Risk and Deliver Results*

| | Sept. 2003E | June 2003 | Sept. 2002 | Sept. 2001 |
|---|---|---|---|---|
| Current | $65 | $89 | $62 | $83 |
| 30-89 Day | 26 | 84 | 23 | 40 |
| 90-149 Day | 25 | 51 | 20 | 42 |
| 150 Day | 60 | 39 | 60 | 122 |
| Accounts Receivable | $176 | $263 | $165 | $287 |
| Reserve Balance | $30 | $31 | $32 | $45 |
| Reserve to AR Ratio | 17.0% | 11.8% | 19.4% | 15.7% |
| Reserve to 90 Day + | 35.3% | 34.4% | 40.0% | 27.4% |

# Gas Distribution - Collection of Accounts Receivable

PEOPLES ENERGY

*Manage Risk and Deliver Results*

A/R Balance, net (Millions)


$700
$600
$500
$400
$300
$200
$100
$0
Sept '98
Sept '99
Sept '00
Sept '01
Sept '02
Sept '03E
Actual
Projected

# Credit Ratings

| | Peoples Energy | Peoples Gas/ North Shore Gas |
|---|---|---|
| **Moody's** | | |
| Senior Secured Debt | n.a. | Aa3 |
| Senior Unsecured Debt | A3 | n.a. |
| Commercial Paper | P-2 | P-1 |
| Ratings Outlook | Negative | Negative |
| **Standard & Poor's** | | |
| Corporate Credit Rating | A- | A- |
| Senior Secured Debt | n.a. | A- |
| Senior Unsecured Debt | BBB+ | n.a. |
| Commercial Paper | A-2 | A-2 |
| Ratings Outlook | Stable | Stable |
| **Fitch** | | |
| Senior Secured Debt | n.a. | AA- |
| Senior Unsecured Debt | A | n.a. |
| Commercial Paper | F1 | F1 |
| Ratings Outlook | Stable | Stable |

# Common Stock Information

PEOPLES ENERGY

*Manage Risk and Deliver Results*

| | 9/30/03 | 9/30/02 |
|---|---|---|
| Market Price | $41.38 | $33.69 |
| Market Capitalization | $1.5B | $1.2B |
| Annualized Dividend Rate | $2.12 | $2.08 |
| Dividend Yield | 5.1% | 6.2% |
| Book Value Per Share | $22.91 | $22.74 |
| Market Price as a Per Cent of Book Value | 181% | 148% |
| P/E Ratio | 14.3 | 13.4 |